                                                                   EXHIBIT 99.23

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                OCTOBER 21, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                                  $913,579,124
Aggregate Original Principal Balance                                     $916,265,454
Number of Mortgage Loans                                                        6,140

                                                        MINIMUM              MAXIMUM               AVERAGE(1)
                                                        -------              -------               ----------
Original Principal Balance                              $13,000             $ 800,000               $149,229
Outstanding Principal Balance                           $12,981             $ 795,154               $148,791

                                                        MINIMUM              MAXIMUM          WEIGHTED AVERAGE (2)
                                                        -------              -------          --------------------
Original Term (mos)                                         180                   360                  325
Stated remaining Term (mos)                                 167                   357                  321
Loan Age (mos)                                                3                    13                    4
Current Interest Rate                                     3.990%               13.875%               6.950%
Initial Interest Rate Cap                                 1.000%                6.500%               2.085%
Periodic Rate Cap                                         1.000%                1.500%               1.000%
Gross Margin                                              3.250%                8.875%               5.574%
Maximum Mortgage Rate                                    10.375%               15.625%              12.608%
Minimum Mortgage Rate                                     3.990%                9.125%               6.111%
Months to Roll                                                2                    57                   22
Original Loan-to-Value                                    58.82%               100.00%               83.47%
Credit Score (3)                                            529                   814                  667

                                                        EARLIEST             LATEST
                                                        --------             ------
Maturity Date                                           09/01/18            07/01/34


                                                                                     PERCENT OF
                                   PERCENT OF                                         MORTGAGE
LIEN POSITION                     MORTGAGE POOL        YEAR OF ORIGINATION              POOL
1st Lien                              80.57%           2003                              0.14%
2nd Lien                              19.43            2004                             99.86

                                                       LOAN PURPOSE
OCCUPANCY                                              Purchase                         79.21%
                                                       Refinance-Rate/Term               5.36
Primary                               87.87%           Refinance-Cashout                15.43
Second Home                            2.05
Investment                             0.07            PROPERTY TYPE
                                                       Single Family                    68.13%
LOAN TYPE                                              Townhouse                         0.00
                                                       Condominium                      11.52
Fixed Rate                            24.69%           Two- to Four-Family               4.53
ARM                                   15.31            Manufactured Housing              0.00
                                                       Planned Unit Development         15.81
AMORTIZATION TYPE
Fully Amortizing                      57.63%
Interest Only                         23.27
Balloon                               19.10

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                           NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
     RANGE OF             MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
  MORTGAGE RATES           LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC        DTI
------------------------------------------------------------------------------------------------------------------------------
5.500% or less                645   $ 184,879,985     20.24%     5.161%     683    $   286,636    79.86%     75.27%     39.56%
5.501% to 6.000%              696     178,255,162     19.51      5.848      669        256,114    79.70      53.19      39.93
6.001% to 6.500%              702     166,071,138     18.18      6.322      665        236,569    79.54      41.06      41.08
6.501% to 7.000%              585     120,655,430     13.21      6.811      655        206,249    79.54      34.01      41.96
7.001% to 7.500%              243      52,193,478      5.71      7.305      653        214,788    79.26      29.02      41.16
7.501% to 8.000%              171      26,275,042      2.88      7.786      645        153,655    80.42      33.16      41.43
8.001% to 8.500%              230      19,492,069      2.13      8.335      696         84,748    92.75      64.20      38.27
8.501% to 9.000%              305      19,751,149      2.16      8.846      689         64,758    97.43      72.21      39.20
9.001% to 9.500%              274      16,682,157      1.83      9.430      676         60,884    99.26      68.50      40.56
9.501% to 10.000%             470      31,694,431      3.47      9.879      674         67,435    99.31      47.38      40.00
10.001% to 10.500%            346      20,163,576      2.21     10.418      654         58,276    99.47      44.32      40.62
10.501% to 11.000%            820      51,461,497      5.63     10.858      650         62,758    99.08      36.03      41.53
11.001% to 11.500%            122       4,320,885      0.47     11.311      644         35,417    99.49      42.96      41.43
11.501% to 12.000%            165       7,073,409      0.77     11.950      637         42,869    98.74      49.82      42.02
12.001% to 12.500%             94       4,577,619      0.50     12.359      668         48,698    99.62      23.09      41.07
12.501% to 13.000%            266       9,810,896      1.07     12.857      633         36,883    99.73      43.98      41.05
13.001% to 13.500%              4         110,095      0.01     13.154      632         27,524   100.00      58.46      41.59
13.501% to 14.000%              2         111,106      0.01     13.795      678         55,553   100.00       0.00      41.92
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      6,140   $ 913,579,124    100.00%     6.950%     667    $   148,791    83.47%     50.19%     40.55%
-----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.990% per annum to 13.875% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.950% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF        PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE     FULL OR
       RANGE OF           MORTGAGE      BALANCE     MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
REMAINING TERMS (MONTHS)   LOANS     OUTSTANDING      POOL      COUPON     SCORE    OUTSTANDING    LTV         DOC        DTI
------------------------------------------------------------------------- ------------------------------------------------------
157 to 168                      1   $      37,646      0.00%     10.000%     749    $    37,646   100.00%        0.00%    46.00%
169 to 180                  3,054   $ 177,818,253   1946.00%   1029.800%     666    $    58,225  9925.00%     5060.00%  4045.00%
337 to 348                      1   $     148,983      2.00%    587.500%     749    $   148,983  8000.00%        0.00%  4600.00%
349 to 360                  3,084   $ 735,574,242   8052.00%    614.100%     667    $   238,513  7965.00%     5011.00%  4058.00%
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      6,140   $ 913,579,124    100.00%      6.950%     667    $   148,791    83.47%       50.19%    40.55%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 167 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 321 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                               OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
RANGE OF ORIGINAL MORTGAGE  MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
 LOAN PRINCIPAL BALANCES     LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC        DTI
---------------------------------------------------------------------------------------------------------------------------------
$50,000 or less               1,571   $  51,702,871      5.66%    10.625%    658     $    32,911    99.13%     56.25%      40.35%
$50,001 to $100,000           1,500     108,940,018     11.92      9.311     663          72,627    94.47      51.75       40.73
$100,001 to $150,000            917     114,489,531     12.53      7.626     660         124,852    86.03      56.98       40.12
$150,001 to $200,000            568     100,408,330     10.99      6.563     665         176,775    81.57      51.89       40.65
$200,001 to $250,000            420      94,514,302     10.35      6.146     667         225,034    79.95      45.59       41.31
$250,001 to $300,000            381     104,345,476     11.42      6.092     671         273,873    80.06      46.07       42.07
$300,001 to $350,000            218      70,613,897      7.73      6.063     669         323,917    80.00      44.06       41.51
$350,001 to $400,000            177      66,161,400      7.24      6.047     673         373,793    79.85      41.87       40.88
$400,001 to $450,000             90      38,263,798      4.19      6.040     683         425,153    79.28      51.09       41.33
$450,001 to $500,000            112      53,500,391      5.86      6.101     670         477,682    78.65      49.10       39.21
$500,001 to $550,000             62      32,351,610      3.54      5.843     676         521,800    79.15      42.34       38.85
$550,001 to $600,000             63      36,269,954      3.97      5.783     660         575,714    79.44      66.77       39.25
$600,001 to $650,000             20      12,595,631      1.38      6.007     680         629,782    78.85      50.21       39.07
$650,001 to $700,000             18      12,171,046      1.33      6.171     651         676,169    78.10      49.94       34.83
$700,001 to $750,000             14      10,267,897      1.12      6.022     693         733,421    75.79      49.19       38.25
$750,001 to $800,000              9       6,982,972      0.76      5.751     649         775,886    78.61      66.08       36.22
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        6,140   $ 913,579,124    100.00%     6.950%    667     $   148,791    83.47%     50.19%      40.55%
--------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $49,950 to approximately $780,000 and the average outstanding principal balance of the Mortgage Loans was approximately $313,832.

PRODUCT TYPES

                           NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                          MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
   PRODUCT TYPES           LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC        DTI
------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed                 72    $   3,342,062      0.37%     9.761%     661    $    46,418    96.24%     73.22%      39.47%
30 Year Fixed                243       47,694,999      5.22      6.562      672        196,276    79.94      63.85       40.40
6 Month LIBOR Loans            1          437,050      0.05      7.250      745        437,050    80.00       0.00       47.00
2/28 LIBOR Loans           2,660      642,841,851     70.37      6.116      666        241,670    79.61      47.99       40.60
3/27 LIBOR Loans              79       16,386,635      1.79      6.201      663        207,426    80.16      53.85       40.24
5/25 LIBOR Loans             102       28,362,690      3.10      5.950      674        278,066    79.75      73.37       40.42
Balloons                   2,983      174,513,837     19.10     10.308      667         58,503    99.30      50.15       40.47
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     6,140    $ 913,579,124    100.00%     6.950%     667    $   148,791    83.47%     50.19%      40.55%
------------------------------------------------------------------------------------------------------------------------------

ADJUSTMENT TYPE

                           NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                          MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPE            LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC        DTI
------------------------------------------------------------------------------------------------------------------------------
ARM                          2,842  $ 688,028,226      75.31%    6.112%     667    $   242,093    79.63%       49.15%    40.59%
Fixed Rate                   3,298  $ 225,550,898    2469.00%  950.800%     668    $    68,390  9516.00%     5339.00%  4044.00%
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       6,140  $ 913,579,124     100.00%    6.950%     667    $   148,791    83.47%       50.19%    40.55%
------------------------------------------------------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                          MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
GEOGRAPHIC DISTRIBUTION    LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC        DTI
------------------------------------------------------------------------------------------------------------------------------
Arizona                       262   $  24,949,338       2.73%    7.107%     654    $    95,226    83.80%      57.67%    38.15%
California                   3179     597,981,797      65.45     6.763      670        188,104    83.38       49.65     40.38
Colorado                      128      15,790,296       1.73     6.968      646        123,362    83.26       63.26     40.25
Connecticut                    36       4,223,205       0.46     6.918      667        117,311    83.78       61.07     45.98
Delaware                        4         583,512       0.06     7.451      699        145,878    83.78       71.78     44.31
District of Columbia           11         849,078       0.09     7.431      638         77,189    84.66       82.66     40.78
Florida                       224      22,356,237       2.45     7.528      664         99,805    83.69       58.56     40.08
Georgia                       120      10,275,319       1.12     7.571      663         85,628    83.79       48.65     40.24
Idaho                          41       3,440,399       0.38     6.915      666         83,912    83.39       84.48     43.08
Illinois                      218      24,647,732       2.70     7.191      678        113,063    83.78       39.69     41.55
Indiana                        18       1,308,398       0.14     7.173      636         72,689    83.89       76.33     45.66
Iowa                            3         224,981       0.02     8.267      681         74,994    85.77        0.00     35.52
Kansas                         18       1,172,097       0.13     7.234      700         65,116    83.92       40.28     33.38
Kentucky                       14         744,572       0.08     8.240      616         53,184    83.77      100.00     44.20
Louisiana                      99       6,235,924       0.68     7.663      643         62,989    83.80       76.64     41.62
Maine                           2          78,344       0.01     7.700      607         39,172    84.01      100.00     42.00
Maryland                      180      21,847,290       2.39     7.180      671        121,374    83.65       51.32     40.01
Massachusetts                  69      11,086,823       1.21     7.327      676        160,679    83.84       28.66     44.70
Michigan                       60       5,014,828       0.55     7.715      642         83,580    83.94       67.52     39.13
Minnesota                       2         356,648       0.04     6.401      641        178,324    84.01        0.00     45.00
Mississippi                     6         470,455       0.05     8.406      613         78,409    83.51       51.37     40.13
Missouri                       43       3,833,477       0.42     7.305      657         89,151    83.52       58.70     43.92
Montana                        36       3,384,445       0.37     7.488      635         94,012    84.00       74.25     42.03
Nevada                        164      22,994,643       2.52     7.225      673        140,211    82.99       51.25     42.06
New Hampshire                  18       1,815,947       0.20     7.030      655        100,886    83.88       68.05     42.08
New Jersey                     26       3,292,865       0.36     7.366      665        126,649    83.38       29.05     42.21
New Mexico                      6       1,112,590       0.12     8.357      632        185,432    84.01       36.62     36.66
New York                      109      20,777,546       2.27     7.320      675        190,620    83.32       29.61     40.98
North Carolina                 52       4,074,744       0.45     7.738      635         78,360    84.04       63.85     39.45
Ohio                           33       2,632,445       0.29     7.399      625         79,771    84.10       91.32     43.63
Oklahoma                       20       1,320,835       0.14     8.041      627         66,042    83.52       70.54     35.71
Oregon                         32       2,859,406       0.31     7.304      635         89,356    83.88       60.26     40.72
Pennsylvania                   53       4,387,748       0.48     7.556      645         82,788    83.68       61.45     38.89
Rhode Island                   22       2,127,513       0.23     7.802      664         96,705    83.77       61.76     41.76
South Carolina                 12       1,085,233       0.12     7.541      685         90,436    84.00       41.93     44.96
Texas                         359      30,713,545       3.36     7.625      655         85,553    83.81       47.04     41.10
Utah                           27       1,943,069       0.21     6.640      663         71,966    83.50       65.52     41.58
Virginia                      287      37,323,722       4.09     7.249      666        130,048    83.54       40.67     41.16
Washington                     96      10,043,376       1.10     6.688      663        104,619    83.92       70.59     39.41
West Virginia                   6         245,942       0.03     7.272      650         40,990    83.14      100.00     37.87
Wisconsin                      45       3,972,758       0.43     7.311      667         88,284    83.74       51.08     39.89
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      6,140   $ 913,579,124     100.00%    6.950%     667    $   148,791    83.47%      50.19%    40.55%
-----------------------------------------------------------------------------------------------------------------------------

(1) No more than approximately 0.93% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
 RANGE OF ORIGINAL        MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS       LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC        DTI
------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%                1   $     750,000       0.08%    6.375%     797    $   750,000    58.82%      0.00%       8.00%
60.01% to 65.00%                2       1,083,556       0.12     6.260      637        541,778    63.49       0.00       46.46
65.01% to 70.00%                9       3,788,765       0.41     6.417      685        420,974    68.57      51.71       38.66
70.01% to 75.00%               57      23,012,499       2.52     6.453      662        403,728    74.09      29.59       38.51
75.01% to 80.00%            3,010     703,768,437      77.03     6.130      667        233,810    79.91      51.09       40.71
80.01% to 85.00%               13       3,771,773       0.41     6.806      667        290,136    82.84      13.35       33.56
85.01% to 90.00%               56       4,465,215       0.49     9.818      678         79,736    89.76      40.71       40.04
90.01% to 95.00%              188      11,162,457       1.22    10.309      655         59,375    94.76      37.81       40.58
95.01% to 100.00%           2,804     161,776,421      17.71    10.301      667         57,695    99.95      51.73       40.51
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      6,140   $ 913,579,124     100.00%    6.950%     667    $   148,791    83.47%     50.19%      40.55%
------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 58.82% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 19.43% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.31%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.84%.

LOAN PURPOSE

                           NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                          MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
    LOAN PURPOSE           LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC        DTI
------------------------------------------------------------------------------------------------------------------------------
Purchase                    4,934   $ 723,675,009      79.21%    6.967%     671    $   146,671    83.57%     47.73%     40.55%
Refinance-Cashout             873     140,935,403      15.43     6.926      652        161,438    83.10      57.40      40.41
Refinance-Rate Term           333      48,968,712       5.36     6.778      656        147,053    83.03      65.87      41.07
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      6,140   $ 913,579,124     100.00%    6.950%     667    $   148,791    83.47%     50.19%     40.55%
-----------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                           NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                          MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
      PROPERTY TYPE        LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC        DTI
------------------------------------------------------------------------------------------------------------------------------
Single Family Detached      4,251   $ 622,459,822     68.13%     6.971%     664    $   146,427    83.55%      49.61%    40.67%
Condo                         756     105,241,262     11.52      6.812      670        139,208    83.78       50.46     40.16
2-4 Family                    210      41,395,973      4.53      7.091      703        197,124    82.29       37.84     40.30
Planned Unit Development      923     144,482,068     15.81      6.921      666        156,535    83.22       56.04     40.41
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      6,140   $ 913,579,124    100.00%     6.950%     667    $   148,791    83.47%      50.19%    40.55%
-----------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                           NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                          MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
      DOCUMENTATION        LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC        DTI
------------------------------------------------------------------------------------------------------------------------------
Full Documentation            799   $ 233,402,828     64.95%     5.690%     672    $   292,119    82.00%     100.00%    40.90%
Limited Documentation         136      51,647,941     14.37      5.779      668        379,764    82.33        0.00     41.65
Full/Alt Documentation         72      27,244,424      7.58      5.663      667        378,395    82.03      100.00     37.13
Lite Documentation             62      21,558,648      6.00      5.965      674        347,720    80.03        0.00     38.68
Streamlined Documentation      49      15,207,108      4.23      6.044      700        310,349    79.19        0.00     36.74
Stated Documentation           27      10,276,661      2.86      5.922      699        380,617    80.55        0.00     42.73
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      1,145   $ 359,337,611    100.00%     5.739%     673    $   313,832    81.77%      72.54%    40.55%
-----------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                           NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                          MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
  OCCUPANCY                LOANS      OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC        DTI
------------------------------------------------------------------------------------------------------------------------------
Primary                     5,990   $ 894,122,341      97.87%    6.951%     666    $   149,269    83.46%     50.15%     40.59%
Second Home                   146      18,771,990       2.05     6.953      716        128,575    83.87      53.68      38.93
Investment                      4         684,793       0.07     6.515      653        171,198    81.35      13.62      39.95
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      6,140   $ 913,579,124     100.00%    6.950%     667    $   148,791    83.47%     50.19%     40.55%
-----------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                           NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
MORTGAGE LOANS AGE        MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
     (MONTHS)              LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC        DTI
------------------------------------------------------------------------------------------------------------------------------
3                           1,907   $ 287,983,016      31.52%    6.943%     671    $   151,014    83.53%      54.22%    41.20%
4                           2,110     315,776,621      34.56     6.842      670        149,657    83.43       49.38     40.46
5                           1,326     197,012,993      21.56     6.999      660        148,577    83.36       46.92     39.66
6                             674      97,542,923      10.68     7.166      658        144,722    83.65       47.61     40.81
7                             107      13,381,651       1.46     7.196      668        125,062    83.07       45.78     40.04
8                               5         613,087       0.07     8.216      603        122,617    85.37       91.54     44.07
9                               2         576,431       0.06     8.878      623        288,216    84.01      100.00     41.40
10                              3         201,353       0.02     7.484      671         67,118    80.38      100.00     30.50
11                              4         304,421       0.03     8.465      636         76,105    84.01       44.03     47.51
13                              2         186,629       0.02     6.707      749         93,315    84.03        0.00     46.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      6,140   $ 913,579,124     100.00%    6.950%     667    $   148,791    83.47%      50.19%    40.55%
-----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
ORIGINAL PREPAYMENT       MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
   PENALTY TERM            LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC        DTI
------------------------------------------------------------------------------------------------------------------------------
None                        1,573   $ 180,871,651      19.80%    7.645%     669    $   114,985    85.22%      45.78%    40.60%
12 Months                     191      40,159,043       4.40     6.884      665        210,257    82.45       41.70     39.78
24 Months                   3,050     566,579,429      62.02     6.485      666        185,764    81.90       50.11     40.54
36 Months                   1,325     125,391,895      13.73     8.069      669         94,635    88.36       59.44     40.78
60 Months                       1         577,106       0.06     7.000      610        577,106    80.00      100.00     47.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      6,140   $ 913,579,124     100.00%    6.950%     667    $   148,791    83.47%      50.19%    40.55%
-----------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

CREDIT SCORES

                           NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                          MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
RANGE OF CREDIT SCORES     LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC        DTI
------------------------------------------------------------------------------------------------------------------------------
526 to 550                      1   $      75,858      0.01%    10.875%     529    $    75,858   100.00%       0.00%    32.00%
551 to 575                     15       2,193,123      0.24      7.119      572        146,208     84.35      55.50     43.04
576 to 600                    524      57,675,037      6.31      7.633      590        110,067     83.76      90.50     42.12
601 to 625                    876     120,449,141     13.18      7.237      615        137,499     83.48      68.27     40.49
626 to 650                  1,397     206,363,081     22.59      7.090      639        147,719     83.34      44.48     40.31
651 to 675                  1,114     167,760,386     18.36      6.951      663        150,593     83.36      44.74     40.92
676 to 700                    927     150,320,842     16.45      6.814      687        162,158     83.56      40.18     41.40
701 to 725                    540      89,216,009      9.77      6.578      712        165,215     83.63      46.76     39.04
726 to 750                    379      58,058,316      6.36      6.540      737        153,188     83.73      45.02     40.60
751 to 775                    262      42,914,017      4.70      6.502      762        163,794     83.52      44.05     39.97
776 to 800                     97      16,828,200      1.84      6.556      785        173,487     82.03      51.10     36.41
801 to 825                      8       1,725,113      0.19      6.820      806        215,639     82.89      18.48     42.95
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      6,140   $ 913,579,124    100.00%     6.950%     667    $   148,791     83.47%     50.19%    40.55%
-----------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 529 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 667.

CREDIT GRADE

                           NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
                          MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
  CREDIT GRADE             LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC        DTI
------------------------------------------------------------------------------------------------------------------------------
AA                          3,907   $ 616,979,776      67.53%    6.775%     689    $   157,917    83.43%     43.54%     40.37%
A                           1,645     230,175,536      25.19     7.213      628        139,924    83.39      57.72      40.60
A-                            576      64,368,451       7.05     7.711      597        111,751    84.19      85.75      42.17
B+                              3         589,577       0.06     6.362      624        196,526    80.00     100.00      44.70
B                               6       1,144,207       0.13     6.067      636        190,701    80.00      85.24      38.87
B-                              1          73,640       0.01     9.500      662         73,640   100.00     100.00      51.00
C                               2         247,936       0.03     7.182      647        123,968    80.00     100.00      39.80
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      6,140   $ 913,579,124     100.00%    6.950%     667    $   148,791    83.47%     50.19%     40.55%
-----------------------------------------------------------------------------------------------------------------------------

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
       RANGE OF           MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
    GROSS MARGINS          LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC        DTI
------------------------------------------------------------------------------------------------------------------------------
3.001% to 3.500%                3   $     790,590      0.11%     5.220%     694    $   263,530    80.00%     48.68%     43.45%
3.501% to 4.000%               12       4,089,447      0.59      4.808      710        340,787    80.00      76.25      39.17
4.001% to 4.500%               45      13,351,612      1.94      4.955      693        296,702    79.40      77.82      37.82
4.501% to 5.000%              628     163,747,072     23.80      5.689      665        260,744    79.75      67.51      40.37
5.001% to 5.500%              686     165,209,473     24.01      5.832      663        240,830    79.74      66.10      40.15
5.501% to 6.000%              564     140,876,057     20.48      6.166      673        249,780    79.43      39.02      39.96
6.001% to 6.500%              549     128,397,521     18.66      6.574      666        233,875    79.61      26.88      41.83
6.501% to 7.000%              223      45,630,370      6.63      6.898      660        204,620    79.61      24.28      41.55
7.001% to 7.500%               82      15,662,774      2.28      7.275      669        191,009    79.27      14.70      42.50
7.501% to 8.000%               48      10,033,954      1.46      7.659      660        209,041    79.78      15.30      41.30
8.001% to 8.500%                1         107,792      0.02      8.250      595        107,792    80.00     100.00      48.00
8.501% to 9.000%                1         131,563      0.02      6.990      624        131,563    80.00       0.00      37.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,842   $ 688,028,226    100.00%     6.112%     667    $   242,093    79.63%     49.15%     40.59%
-----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.250% per annum to 8.875% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.574% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
 RANGE OF MAXIMUM         MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
  MORTGAGE RATES           LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC        DTI
------------------------------------------------------------------------------------------------------------------------------
11.500% or less               213   $  64,291,064      9.34%     4.834%     699    $   301,836    79.95%     78.22%     38.91%
11.501% to 12.000%            430     120,475,463     17.51      5.346      674        280,175    79.81      73.47      39.93
12.001% to 12.500%            655     169,100,306     24.58      5.847      669        258,168    79.68      52.12      39.82
12.501% to 13.000%            620     146,940,709     21.36      6.322      664        237,001    79.48      38.23      41.22
13.001% to 13.500%            516     107,855,650     15.68      6.809      653        209,023    79.49      31.35      42.05
13.501% to 14.000%            221      48,167,343      7.00      7.294      654        217,952    79.29      26.35      41.40
14.001% to 14.500%            141      23,812,796      3.46      7.774      643        168,885    79.89      29.74      41.93
14.501% to 15.000%             34       5,689,851      0.83      8.232      642        167,349    79.04      22.55      39.36
15.001% to 15.500%             11       1,579,369      0.23      8.670      630        143,579    79.72       9.68      43.71
15.501% to 16.000%              1         115,677      0.02      9.125      629        115,677    79.99       0.00      48.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,842   $ 688,028,226    100.00%     6.112%     667    $   242,093    79.63%     49.15%     40.59%
-----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.375% per annum to 15.625% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.608% per annum.

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                           NUMBER      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                             OF        PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE     FULL OR
   NEXT RATE              MORTGAGE      BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
ADJUSTMENT DATE            LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV         DOC        DTI
------------------------------------------------------------------------------------------------------------------------------
December 2004                   1   $     437,050       0.06%    7.250%     745    $   437,050    80.00%       0.00%    47.00%
September 2005                  1         148,983       0.02     5.875      749        148,983    80.00        0.00     46.00
November 2005                   2         243,358       0.04     7.484      636        121,679    80.00       44.02     48.40
December 2005                   2         186,169       0.03     7.085      677         93,085    78.78      100.00     30.22
February 2006                   2         448,514       0.07     6.755      599        224,257    80.00      100.00     43.89
March 2006                     48       9,386,038       1.36     6.478      659        195,542    79.36       44.73     40.48
April 2006                    293      68,989,856      10.03     6.291      658        235,460    79.83       46.57     41.00
May 2006                      581     138,832,554      20.18     6.163      659        238,954    79.48       45.12     39.84
June 2006                     915     223,913,059      32.54     5.996      670        244,714    79.56       47.42     40.58
July 2006                     814     200,406,873      29.13     6.137      672        246,200    79.70       51.16     41.02
August 2006                     2         286,448       0.04     6.250      656        143,224    80.00       33.14     43.69
January 2007                    1         460,781       0.07     8.000      623        460,781    80.00      100.00     41.00
March 2007                      2         275,223       0.04     5.014      693        137,612    80.00      100.00     44.58
April 2007                      3         578,535       0.08     6.729      672        192,845    80.00       38.77     36.86
May 2007                       21       4,772,740       0.69     5.906      670        227,273    80.65       49.42     36.20
June 2007                      32       6,221,714       0.90     5.981      674        194,429    79.93       45.00     40.14
July 2007                      20       4,077,641       0.59     6.682      642        203,882    80.00       66.34     45.22
March 2009                      1         325,452       0.05     5.500      739        325,452    80.00      100.00     29.00
April 2009                      9       2,251,422       0.33     6.478      632        250,158    80.00       62.26     43.98
May 2009                       19       6,222,892       0.90     5.812      676        327,521    79.28       78.43     38.50
June 2009                      37       9,979,415       1.45     5.838      670        269,714    79.73       68.16     38.65
July 2009                      36       9,583,510       1.39     6.046      685        266,209    80.00       77.23     43.05
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,842   $ 688,028,226     100.00%    6.112%     667    $   242,093    79.63%      49.15%    40.59%
-----------------------------------------------------------------------------------------------------------------------------